The Brink’s Company Second Quarter 2015 Earnings Call NYSE: BCO July 30, 2015 Exhibit 99.2

Forward-Looking Statements These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to: 2015 non-GAAP outlook, including revenue, operating profit, margin rate and earnings per share, interest/other income, taxes, noncontrolling interests, income from continuing operations, revenue change, tax rate and capital expenditures; margin rate outlook for the U.S., and Mexico businesses; projected progress against key project goals in the U.S. and Mexico; expected 2015 results and drivers (including in specific markets); expected cost savings from 2014 Reorganization and Restructuring; and expectations regarding future cash payments to the primary U.S. pension plan and UMWA. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: Our ability to improve profitability in our largest five markets; our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses; continuing market volatility and commodity price fluctuations and their impact on the demand for our services; our ability to maintain or improve volumes at favorable pricing levels and increase cost and productivity efficiencies, particularly in the United States and Mexico; investments in information technology and adjacent businesses and their impact on revenue and profit growth; our ability to develop and implement solutions for our customers and gain market acceptance of those solutions; our ability to maintain an effective IT infrastructure and safeguard confidential information; risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency restrictions and devaluations, safety and security issues, political instability, restrictions on repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses; regulatory and labor issues in many of our global operations, including negotiations with organized labor and the possibility of work stoppages; our ability to integrate successfully recently acquired companies and improve their operating profit margins; costs related to dispositions and market exits; our ability to identify evaluate and pursue acquisitions and other strategic opportunities, including those in the home security industry and emerging markets; the willingness of our customers to absorb fuel surcharges and other future price increases; our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers; variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer; our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, and changes in insurance costs; security threats worldwide and losses of customer valuables; costs associated with the purchase and implementation of cash processing and security equipment; employee and environmental liabilities in connection with our former coal operations, including black lung claims incidence; the impact of the Patient Protection and Affordable Care Act on UMWA and black lung liability and the Company's ongoing operations; changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions; the nature of our hedging relationships; changes in estimates and assumptions underlying our critical accounting policies; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of the Company's business and reputation; access to the capital and credit markets; seasonality, pricing and other competitive industry factors; and the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretation of existing regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2014, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. 2

Non-GAAP Results Today’s presentation is focused primarily on non-GAAP results. Throughout the presentation, we have indicated those slides on which Non-GAAP items are presented and included a reference to the reconciliation of non-GAAP to GAAP results. Detailed reconciliations of non-GAAP to GAAP results are provided in the appendix beginning on slide 21 and on pages 14– 15 of today’s release and in our SEC filings. 3

CEO Overview 4 Second-Quarter 2015 Non-GAAP Results(a) • EPS $.27 versus $.16 • Revenue down 11% on negative currency translation • 3% organic revenue growth • Higher profits in Argentina, Mexico & France; lower profits in Brazil • 2015 EPS guidance reaffirmed • EPS $1.55 - $1.75 • Revenue reduced from $3.1 billion to $3.0 billion • Operating margin range increased to 5.5% - 6.0% (prior range 5.3% - 5.8%) (a) See reconciliation to GAAP results in Appendix.

Second Quarter 2015

6 Summary of 2Q15 Non-GAAP Results(a) ($ millions, except EPS) 2Q14 2Q15 $837 $748 Revenue 2Q14 2Q15 $24 $31 Operating Profit EPS 2Q14 2Q15 $0.16 $0.27 Margin 2.9% 4.1%Organic Growth 3% Currency (14%) (a) See reconciliation to GAAP results in Appendix.

1 2 3 4 7 Non-GAAP EPS: 2Q14 Versus 2Q15(a) Strong Operating Results Offset Currency Impact CurrencyOperations2Q14 2Q15 $0.16 $0.27 $(0.07)$0.18 (a) See reconciliation to GAAP results in Appendix.

Second Quarter 2015 Segment Results

9 ($ millions, except %) U.S. Results: On Track to Meet 2015 Targets Operating Profit Full-Year Outlook 4 - 5 % Revenue Organic Growth Margin rate 2Q15 Comments • Strong money processing and CIT volume growth partially offset by lower price • Fuel surcharge adjustments ~2% drag on revenue, minimal margin impact $176 $180 $182 $190 $184 $184 0% 1% 3% 7% 4% 2% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 $1.3 $5.9 $3.9 $11.7 $8.3 $6.4 0.7% 3.3% 2.1% 6.2% 4.5% 3.5% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 2Q15 Comments • On track to deliver 4% - 5% full-year margin • Cost actions and volume growth offset by incremental costs to manage new business and lower price

0% 25% 100% 5% 75% 100% 1H15 YE15 1H16 2H16 Prior Current 50% 100% 100% YE14 1H15 YE15 Prior Current 10 How We Achieve Our Profit Goals: Fix the U.S. 4.5% 1.8% 3.1% 4-5% 6.0% 2012 2013 2014 2015 2016 U.S. Operating Profit Margin Field Force Automation (% implemented) Deposit Imaging (% implemented) 0% 30% 100% 100% 0% 33% 75% YE14 1H15 YE15 1H16 2H16 Prior Current Route Logistics (% implemented) 26% 66% 100% 61% YE14 1H15 YE15 Prior Current Centralized Billing (% implemented) Key Projects/Actions • Route logistics • Field force automation • Centralized billing • Headcount/SG&A reductions • Deposit imaging in money processing • One-person vehicle • Overtime management Target Target TargetTargetTarget Target Target 75% TargetTarget Target

Organic Growth ($ millions, except %) 11 Mexico: Profits Improve Despite Revenue Decline Revenue 2Q15 Comments • Peso devaluation drives 1Q/2Q 2015 decline • Retail segment driving organic growth in 2015 2Q15 Comments • Cost actions and lower safety /security costs drive improvement • Price increases not covering wage inflation Operating Profit Full Year Outlook 6 - 8 %Margin Rate $3.7 $(0.9) $(0.4) $7.2 $7.9 $4.5 3.7% (0.9)% (0.4)% 7.6% 9.2% 5.3% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 $100 $98 $95 $95 $86 $85 1% (8)% (7)% (4)% (3)% 2% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15

14% 94% 100% 1H14 YE14 1H15 Standard Branch Structure (% implemented) 0% 28% 100% 41% YE14 1H15 YE15 Prior Current 12 How We Achieve Our Profit Goals: Fix Mexico 4.5% 6.3% 2.5% 6-8% 10% 2012 2013 2014 2015 2016 Mexico Operating Profit Margin CIT & ATM Efficiencies (% implemented) 16% 37% 100% 49% YE14 1H15 YE15 Prior Current Finance Centralization % implementedKey Projects/Actions • “Standard” branch structure • CIT & ATM efficiencies • Finance centralization • Money processing turnaround • Global procurement • IT infrastructure 0% 68% 74% 100% 93% YE13 YE14 YE15 YE16 Prior Current Money Processing “Turnaround” % implemented Target Target Target Target Target Target Complete

$107 $6.7 Revenue Op Profit 13 2Q15 Results: France, Brazil & Canada France ($ millions) • No organic revenue growth on slight volume decline • 3Q profit historically the strongest of the year • Repositioning business to focus on customer cash supply chain Brazil • Volumes decreasing vs. 2014 • Price increase timing challenges • Wage inflation persists • 2H15 challenging Canada • Revenue decline driven by customer loss due to sale of Threshold business unit in 2013 • Operating profit flat vs prior year despite pension cost increase from lower discount rate • Expect improved 2H results from SG&A actions & some revenue gains $68 $2.1 Revenue Op Profit $40 $2.4 Revenue Op Profit Organic Growth 0% Margin 6.2% Organic Growth 3% Margin 3.1% Organic Growth (1%) Margin 6.1%

14 Global Markets: 2Q15 Solid Performance Despite Currency Headwinds EMEA ($ millions) • No growth environment & unfavorable currency • Continued solid margins • Expect full-year revenue decline from currency and completion of Germany guarding contract but similar margins as 2014 Latin America • Strong organic revenue growth in Argentina offset by currency • Op Profit improvement driven by Argentina Asia • Solid growth and margins across the region $112 $9.1 Revenue Op Profit $91 $19.2 Revenue Op Profit $39 $5.9 Revenue Op Profit Organic Growth (3%) Margin 8.1% Organic Growth 14% Margin 21.1% Organic Growth 13% Margin 15.3%

$63 $38 1H14 1H15 $58 $41 1H14 1H15 15 Cash Flow, Capital Investment and Net Debt ($ millions) Capital Expenditures and Capital Leases(b) $319 $343 12/31/14 06/30/15 Non-GAAP Net Debt(a) Non-GAAP CFOA(a) (Excluding 2014 pension payments) (a) See reconciliation to GAAP results in Appendix (b) From continuing operations

2015 Outlook

$124 $165 - $180 2014 2015 17 Summary of 2015 Non-GAAP(a) Forecast ($ millions, except EPS) Revenue Operating Profit EPS Margin 3.7% 5.5% - 6.0%Organic Growth 2% Currency (13%) $3,351 ~$3,000 2014 2015 $1.01 $1.55 – 1.75 2014 2015 OutlookOutlookOutlook (a) See reconciliation to GAAP results in Appendix

Start (YE 2014) FX OP YE 2015 2015 Non-GAAP EPS Outlook(a) Unchanged - Reflects Strong Operations 18 1H Actuals $0.31 0.57 (0.20) $0.68 2H Estimate 0.70 0.47 – 0.67 (0.30) 0.87 – 1.07 $1.01 1.04 – 1.24 (0.50) $1.55 – 1.75 CurrencyOperations2014 2015 Outlook $1.04 - $1.24 $(0.50) $1.01 $1.55 - $1.75 (a) See reconciliation to GAAP results in Appendix.

Non-GAAP 2015 EPS Outlook Unchanged 19 2015 Outlook2014 Revenue $3,351 ~$3,000 Op Profit 124 165 - 180 Interest/Other Income (22) (19) Taxes (47) (61- 68) Noncontrolling interests (6) (8) Income from continuing ops (b) 49 77 - 86 EPS Range $1.01 $1.55 – 1.75 ($ millions, except EPS) (b) Attributable to Brink’s (a) See reconciliation to GAAP results in Appendix 2015 Outlook2014 Key Metrics Revenue Change Organic $75 2% Currency (425) (13) Total $(350) (11)% Op Profit Margin 3.7% 5.5% - 6.0% Tax Rate 45.7% 42%

The Brink’s Company Second Quarter 2015 Earnings Call NYSE: BCO July 30, 2015

Appendix

22 ($ millions, except EPS) Brink’s Historical Non-GAAP Results (a) Operating Profit EPS $0.15 $0.16 $0.12 $0.58 $0.41 $0.27 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 $21 $24 $21 $59 $41 $31 2.5% 2.9% 2.5% 6.9% 5.4% 4.1% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 (a) See reconciliation to GAAP results in Appendix. Margin Rate

$1.01 $2.35 - $2.75 $2.00 - $2.40$1.04 - $1.24 $0.30 - $0.50 $0.15 $(0.50) $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2014 2015 2016 Sub-Total 2015 2016 2016 Target 23 Non-GAAP EPS Outlook(a) Operations 2015 2016 Currency 2015 2016 (a) See reconciliation to GAAP results and other information in Appendix. $1.01 $1.55 - $1.75 $2.00 - $2.40$1.04 - $1.24 $0.30 - $0.50 $0.15 $(0.50) $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2014 Operations Currency 2015 Target Operations Currency 2016 Target

New Organization Structure • 4 geographic units replaced with 2 operating units • Eliminated regional roles and structures 24 How We Achieve Our 2015 Profit Goals: $45 - $50 Million Cost Savings Expected in 2015 ($ millions) Global Headcount Reductions • Global reductions • SG&A and operations • Majority of 2015 savings implemented in 1Q15 2014 Severance Costs 2015 Savings ~$15 $3 2014 Severance Costs 2015 Savings ~$30-$35 $19

$219 $189 $178 $148 $140 - $150 1.7 1.3 1.1 0.9 ~1.0 0.00. 10.02. 30.04. 5 0.06. 70.08. 90.10. 1 0.12. 30.14. 50.16. 7 0.18. 90.20. 10.22. 3 0.24. 50.26. 70.28. 9 0.30. 10.32. 30.34. 5 0.36. 70.38. 90.40. 1 0.42. 30.44. 50.46. 7 0.48. 90.50. 10.52. 3 0.54. 50.56. 70.58. 9 0.60. 10.62. 30.64. 5 0.66. 70.68. 90.70. 1 0.72. 30.74. 50.76. 7 0.78. 90.80. 10.82. 3 0.84. 50.86. 70.88. 9 0.90. 10.92. 30.94. 5 0.96. 70.98. 91.00. 1 1.02. 31.04. 51.06. 7 1.08. 91.10. 11.12. 3 1.14. 51.16. 71.18. 9 1.20. 11.223. 41.25 . 61.27. 81.29.301. 1 .321. 3.341. 5.361. 7 .381. 9.401. 1.421. 3 .441. 5.461. 7.481. 9 .501. 1.521. 3.541. 5 .561. 7.581. 9.601. 1 .621. 3.641. 5.661. 7 .681. 9.70 100 150 200 250 300 2011 2012 2013 2014 2015 Target Reinvestment Ratio ($ millions) 25 Capex Spend Depreciation & Amortization $131 $159$141 $156 $145

Legacy Liabilities – Underfunding – at December 31, 2014 26 $(263) $(113) $(108) 2012 2013 2014 Primary U.S. Pension $(257) $(142) $(197) 2012 2013 2014 UMWA ($ millions)

• Prepaid 2015 and 2016 pension payments in 3Q14 − Accelerates de-risking of invested asset allocation − Reduces PBGC premiums (current borrowing costs are lower than PBGC premiums) − No future cash payments expected based on current actuarial assumptions • Lump-sum pension payments made to eligible former employees in 4Q14 − $56 million non-cash GAAP settlement loss recognized in 4Q14 − Reduced plan assets by $150 million & liability reduced slightly more • No cash payments to UMWA expected until 2032 27 Estimated Cash Payments: $0 to Primary U.S. Pension $0 to UMWA until 2032 $87 $0 $0 $0 $0 2014 2015 2016 2017 2018 Payments to Primary U.S. Pension $0 $0 $21 2014 2031 2032 Payments to UMWA through ($ millions) (and beyond)

# Other Items Not Allocated to Segments

**($ millions)**

| | 2014 | | | | | 2015 | | |
|---|---|---|---|---|---|---|---|---|
| | 1Q | 2Q | 3Q | 4Q | Full Year | 1Q | 2Q | First Half |
| Revenues: | | | | | | | | |
| Venezuela operations | $ 131.3 | 22.3 | 25.1 | 33.1 | 211.8 | $ 20.5 | 12.2 | 32.7 |
| Operating profit: | | | | | | | | |
| FX devaluation in Venezuela | (123.3) | (9.8) | (4.8) | (4.8) | (142.7) | (20.6) | (6.0) | (26.6) |
| Venezuela operations | 34.4 | 1.9 | 2.5 | 6.0 | 44.8 | 2.7 | 1.4 | 4.1 |
| Venezuela impairment | — | — | — | — | — | — | (34.5) | (34.5) |
| 2014 Reorganization and Restructuring | — | — | — | (21.8) | (21.8) | (1.5) | 1.2 | (0.3) |
| Mexican settlement losses | (0.8) | (0.9) | (2.3) | (1.9) | (5.9) | (1.3) | (1.1) | (2.4) |
| U.S. retirement plans | (6.0) | (3.6) | (3.7) | (59.8) | (73.1) | (7.0) | (6.5) | (13.5) |
| Acquisitions and dispositions | 1.2 | 1.3 | 46.9 | — | 49.4 | — | 0.3 | 0.3 |
| Share-based compensation adj. | — | (4.2) | 1.8 | — | (2.4) | — | — | — |
| Operating profit | $ (94.5) | (15.3) | 40.4 | (82.3) | (151.7) | $ (27.7) | (45.2) | (72.9) |

**FX devaluation in Venezuela** The rate we use to remeasure operations in Venezuela declined significantly in February 2015 (from 52 to 170 bolivars to the U.S. dollar) and in March 2014 (from 6.3 to 50 bolivars to the U.S. dollar). These currency devaluations resulted in losses from the remeasurement of bolivar-denominated net monetary assets. Nonmonetary assets were not remeasured to a lower basis when the currency devalued. Instead, under highly inflationary accounting rules, these assets retained their higher historical bases and the excess is recognized in earnings as the asset is consumed, resulting in incremental expense until the excess basis is depleted. Expenses related to these Venezuelan devaluations have not been allocated to segment results.

**Venezuela operations** We have excluded from our segment results all of our Venezuela operating results, including foreign exchange devaluation discussed separately above, due to management's inability to allocate, generate or redeploy resources in-country or globally. In light of these unique circumstances, the Venezuela business is largely independent of the rest of our global operations. As a result, the CODM, the Company's Chief Executive Officer, assesses segment performance and makes resource decisions by segment excluding Venezuela operating results. Additionally, management believes excluding Venezuela from segment results makes it possible to more effectively evaluate the company's performance between periods.

Factors considered by management in excluding Venezuela results include:

- Continued inability to repatriate cash to redeploy to other operations or dividend to shareholders
- Highly inflationary environment
- Fixed exchange rate policy
- Continued currency devaluations and
- Our difficulty raising prices and controlling costs

28

29 Other Items Not Allocated to Segments Venezuela impairment In the second quarter of 2015, we recognized an impairment of the Venezuela property, plant and equipment. This charge was not allocated to segment results. 2014 Reorganization and Restructuring Brink’s reorganized and restructured its business in December 2014, eliminating the management roles and structures in its former Latin America and EMEA regions and implementing a plan to reduce the cost structure of various country operations by eliminating approximately 1,700 positions across its global workforce. Severance costs of $21.8 million associated with these actions were recognized in 2014. Additional charges related to severance and lease terminations of $0.3 million were recognized in the first half of 2015. These amounts have not been allocated to segment results. Mexican settlement losses Employee termination costs in Mexico are accounted for as retirement benefits under FASB ASC Topic 715, Compensation — Retirement Benefits. Settlement charges related to these termination benefits have not been allocated to segment results. U.S. retirement plans Costs related to our frozen U.S. retirement plans have not been allocated to segment results. Brink’s primary U.S. pension plan settled a portion of its obligation in the fourth quarter of 2014 under a lump sum buy-out offer. Approximately 4,300 terminated participants were paid about $150 million of plan assets under this offer in lieu of receiving their pension benefit. A $56 million settlement loss was recognized as a result of the settlement. Acquisitions and dispositions Gains and losses related to acquisitions and dispositions that have not been allocated to segment results are described below: • Brink’s sold an equity investment in a CIT business in Peru and recognized a $44.3 million gain in the third quarter of 2014. The gain on the sale and the equity earnings have not been allocated to segment results. • A favorable adjustment to the 2010 business acquisition gain for Mexico ($0.7 million in the third quarter of 2014) is not allocated to segment results. • A favorable adjustment to the purchase price of a third quarter 2014 business acquisition in EMEA ($0.3 million in the second quarter of 2015) is not allocated to segment results. Share-based compensation adjustment Accounting adjustments related to share-based compensation have not been allocated to segment results ($4.2 million expense in the second quarter of 2014 and a $1.8 million benefit in the third quarter of 2014). The accounting adjustments revised the accounting for certain share-based awards from fixed to variable fair value accounting as noted in ASC Topic 718, Stock Compensation. As of July 11, 2014, all outstanding equity awards had met the conditions for a grant date as defined in ASC Topic 718 and have since been accounted for as fixed share-based compensation expense.

30 Non-GAAP Reconciled to GAAP Amounts may not add due to rounding. See slide [32] for footnote explanations. (In millions, except for percentages and per share amounts) 1Q 2Q 3Q 4Q Full Year 1Q 2Q First Half Revenues: Non-GAAP 818.3$ 836.7 847.4 848.1 3,350.5 755.6$ 748.1 1,503.7 Other items not allocated to segments(a) 131.3 22.3 25.1 33.1 211.8 20.5 12.2 32.7 GAAP 949.6$ 859.0 872.5 881.2 3,562.3 776.1$ 760.3 1,536.4 Operating profit (loss): Non-GAAP 20.8$ 24.0 20.8 58.6 124.2 40.6$ 30.6 71.2 Other items not allocated to segments(a) (94.5) (15.3) 40.4 (82.3) (151.7) (27.7) (45.2) (72.9) GAAP (73.7)$ 8.7 61.2 (23.7) (27.5) 12.9$ (14.6) (1.7) Taxes: Non-GAAP 6.9$ 8.5 6.7 24.8 46.9 15.2$ 11.0 26.2 Other items not allocated to segments(a) (3.3) (1.3) 21.5 (27.1) (10.2) (3.9) — (3.9) Income tax rate adjustment(b) 5.1 (3.1) (1.4) (0.6) — 4.2 (3.4) 0.8 GAAP 8.7$ 4.1 26.8 (2.9) 36.7 15.5$ 7.6 23.1 Noncontrolling interests: Non-GAAP 0.8$ 2.1 2.2 1.3 6.4 0.8$ 1.8 2.6 Other items not allocated to segments(a) (31.3) (3.7) (1.6) (0.7) (37.3) (6.2) (16.5) (22.7) Income tax rate adjustment(b) 1.3 — (1.2) (0.1) — (1.1) 1.2 0.1 GAAP (29.2)$ (1.6) (0.6) 0.5 (30.9) (6.5)$ (13.5) (20.0) Non-GAAP margin 2.5% 2.9% 2.5% 6.9% 3.7% 5.4% 4.1% 4.7% 2014 2015

# Non-GAAP Reconciled to GAAP

| | 2014 | | | | | 2015 | | |
|---|---|---|---|---|---|---|---|---|
| | 1Q | 2Q | 3Q | 4Q | Full Year | 1Q | 2Q | First Half |
| **Income from continuing operations attributable to Brink's:** | | | | | | | | |
| Non-GAAP | $ 7.3 | 8.1 | 5.7 | 28.3 | 49.4 | $ 20.1 | 13.5 | 33.6 |
| Other items not allocated to segments[a] | (59.9) | (10.3) | 20.5 | (54.5) | (104.2) | (17.6) | (28.7) | (46.3) |
| Income tax rate adjustment[b] | (6.4) | 3.1 | 2.6 | 0.7 | — | (3.1) | 2.2 | (0.9) |
| GAAP | $ (59.0) | 0.9 | 28.8 | (25.5) | (54.8) | $ (0.6) | (13.0) | (13.6) |
| **EPS:** | | | | | | | | |
| Non-GAAP | $ 0.15 | 0.16 | 0.12 | 0.58 | 1.01 | $ 0.41 | 0.27 | 0.68 |
| Other items not allocated to segments[a] | (1.23) | (0.21) | 0.41 | (1.12) | (2.12) | (0.36) | (0.58) | (0.93) |
| Income tax rate adjustment[b] | (0.13) | 0.06 | 0.05 | 0.01 | — | (0.06) | 0.04 | (0.02) |
| GAAP | $ (1.21) | 0.02 | 0.58 | (0.52) | (1.12) | $ (0.01) | (0.26) | (0.28) |

Amounts may not add due to rounding.

(a) See "Other Items Not Allocated To Segments" on slides 29-30 for pretax amounts and details. Other Items Not Allocated To Segments for noncontrolling interests, income from continuing operations attributable to Brink's and EPS are the effects of the same items at their respective line items of the consolidated statements of income (loss).

(b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The estimated full-year non-GAAP effective tax rate is 42.0% for 2015 and was 45.7% for 2014.

31

32 Non-GAAP Reconciliations – Cash Flows a) To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our secure Cash Management Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources. Both measures of “Non-GAAP cash flows from operating activities” (before and after U.S. pension contributions) are supplemental financial measures that are not required by, or presented in accordance with GAAP. The purpose of these Non-GAAP measures is to report financial information excluding the impact of cash received and processed in certain of our Cash Management Services operations, without cash flows from discontinued operations and with and without cash flows related to the primary U.S pension plan. We believe these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows. These Non-GAAP measures should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows. ($ millions) 2015 2014 Cash flows from operating activities - GAAP 42.6$ 47.6 Decrease (increase) in certain customer obligations(a) (6.7) (9.4) Cash outflows (inflows) related to discontinued operations 2.0 (1.6) Cash flows from operating activities - Non-GAAP basis (reduced by pension contributions) 37.9 36.6 Contributions to primary U.S. pension plan — 26.2 Cash flows from operating activities - Non-GAAP basis (before pension contributions) 37.9$ 62.8 Six Months

33 a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP. Net Debt excluding cash and debt in Venezuelan operations was $348 million at June 30, 2015, and $332 million at December 31, 2014. Net Debt increased by $25 million primarily due to increased borrowings to fund working capital needs during the first half of 2015. Non-GAAP Reconciliations – Net Debt June 30, December 31, (In millions) 2015 2014 Debt: Short-term debt 40.5$ 59.4 Long-term debt 449.6 407.4 Total Debt 490.1 466.8 Less: Cash and cash equivalents 181.1 176.2 Amounts held by Cash Management Services operations(a) (34.3) (28.0) Cash and cash equivalents available for general corporate purposes 146.8 148.2 Net Debt 343.3$ 318.6